Principal Funds, Inc.
Supplement dated October 17, 2019
to the Statement of Additional Information dated March 1, 2019
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
Delete references to Ryan P. McCann.
In the Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers) Other Accounts Managed table, remove the heading rows for John R. Friedl and Scott J. Peterson, and replace with the following:

John R. Friedl: Income and Short-Term Income Funds

Scott J. Peterson: Income and Short-Term Income Funds
In the Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers) Other Accounts Managed table, add the following to the alphabetical list of portfolio managers:

Bryan C. Davis(1): Government & High Quality Bond Fund
Registered investment companies	5	$2.1 billion	1	< $0
Other pooled investment vehicles	3	$98.0 million	0	$0
Other accounts	20	$5.7 billion	3	$586.0 million
Zach Gassmann(1): Government & High Quality Bond Fund
Registered investment companies	4	$1.3 billion	0	$0
Other pooled investment vehicles	2	$55.5 million	0	$0
Other accounts	8	$3.3 billion	2	$353.1 million
(1) Information as of June 30, 2019.
In the Ownership of Securities table, add the following to the alphabetical list of portfolio managers:

Bryan C. Davis(1)	Government & High Quality Bond	None
Zach Gassmann(1)	Government & High Quality Bond	None
(1) Information as of June 30, 2019.